SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC






                                    FORM 8-K





                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                          Date of Report: JULY 15, 1997




                        GOLDEN EAGLE INTERNATIONAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Colorado                    0-23726                  84-1116515
       --------------               -----------             ------------------
      (State of other               (Commission              (IRS Employer
      jurisdiction of               File Number)            Identification No.)
       incorporation)




          4949 South Syracuse Street, Suite 300, Denver, Colorado 80237
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (303) 694-6101
                                                            -------------

Item 1.    Changes in Control of Registrant
           --------------------------------

           None


Item 2.    Acquisition or Disposition of Assets
           ------------------------------------

           None


Item 3.    Bankruptcy or Receivership
           --------------------------

           None


Item 4.    Changes in Registrant's Certifying Accountant
           ---------------------------------------------

           None


Item 5.    Other Events
           -------------

          In May 1997, the Company's Board of Directors formed a Technical Advisory Board to assist the Company with the evaluation, exploration and operation of its current Bolivian gold prospect, and any future acquisitions. This Advisory Board will initially consist of three members with broad backgrounds and extensive experience with major mining companies. They are as follows:

          Max S. Staheli. Mr. Staheli received a B.A. in Finance and an MBA from the University of Utah. He has worked for KPMG Peat, Marwick & Co. in Honolulu, Hawaii in the late 60's, and nine years as a manager with Atlantic Richfield Co. (1973-82); however, his most recent corporate experience contributes most notably to Golden Eagle's future. Mr. Staheli spent the last 14 years with Barrick Gold Corporation, most recently as their Controller of South American Operations headquartered in Lima, Peru. Mr. Staheli developed and implemented administrative policies and procedures for Barrick's launch into South America. He also successfully built the corporate structure for Barrick's extensive exploration and development program, which included Bolivia. Mr. Staheli was instrumental in the rapid growth of Barrick Gold Corporation in the South Amercan market between 1994-96.

          Donald M. Hausen, Ph.D. Dr. Hausen received a B.S. in Geology from Idaho State College, an M.S. in Geology from the University of Oregon, and a Ph.D. in Geology from Columbia University in New York. He has served as the Chairman of the Process Mineralogy Commitee of the SME-AIME on several occasions. Dr. Hausen is a member of the Mineralogic Society of America; Society of Economic Geologists; CIM; Ore. Geol. Reviews (Editorial Advisory Board); and the International Congress of Applied Mineralogy. Dr. Hausen has worked for the U.S. Army Corp of Engineers, U.S. Bureau of Mines, Atomic Energy Commision, Union Carbide Nuclear Company, Newmont Exploration Limited (Chief Mineralogist, 1964-87), and Newmont Metallurgical Services (Chief Mineralogist, 1987-90).

          Ronald L Atwood, Ph.D. Dr. Atwood received a B.S. in Metallurgical Engineering, and a Ph.D. in Metallurgy from the University of Utah. He has published nine papers on various aspects of metallurgy. He holds numerous patents in the field of extractive metallurgy. Dr. Atwood has been a professor of metallurgy at Michigan Tech (1972-74) and the University of Idaho (1974-75). Dr. Atwood has served on the board of Newmont Exploration, as well as Chief Metallurgist for Foote Mineral (1975-82), Director of Research for Newmont Gold (1986-87) and Newmont Metallurgical Services (1987-89), all divisions of Newmont Mining. Dr. Atwood currently serves as Vice President of Bolivian Copper Chemical Company, S.A., in La Paz, Bolivia, which has recently entered into an agreement with an Australian resource company for the development of a large copper deposit in Bolivia.

          Dr. Atwood has already made a site visit to the Company's Cangalli, Bolivia property (June 4-10, 1997), has reviewed the current exploration and mining underway, and has made recommendations on the installation of a new fine gold recovery circuit.


Item 6.    Resignation of Directors
           ------------------------

           None


Item 7.    Financial Statements, Pro Forma Financials and Exhibits
           -------------------------------------------------------

           Financials:     None.

           Exhibits:       None.




                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 15, 1997                        GOLDEN EAGLE INTERNATIONAL, INC.




                                            By:  /S/  MARY A. ERICKSON
                                                --------------------------------
                                                Mary A. Erickson, Secretary

                                       3